                                                                   EXHIBIT 10.31

                             OMNIBUS AMENDMENT NO. 1

THIS OMNIBUS AMENDMENT NO. 1, dated as of September 15, 2005 (the "Amendment"), to:

     (1)      the Amended and Restated Credit Agreement, dated as of August 1,
              2005 (the "Credit Agreement"), among TAL International Container
              Corporation ("TAL"), Trans Ocean Ltd. ("TOL"), Trans Ocean
              Container Corporation ("TOCC", and collectively with TAL and TOL, the "Borrowers" and each a "Borrower"), Fortis Capital Corp., as
              Administrative Agent and as Collateral Agent (the "Agent"), and
              the lenders named therein (the "Lenders"); and

     (2)      the Amended and Restated Security Agreement, dated as of August
              1, 2005 (the "Security  Agreement"), among TAL, TOL, TOCC and the
              Agent.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, in connection with the actions needed to complete a
Syndication Event, the parties hereto desire to amend the Credit Agreement and the Security Agreement (collectively, the "Agreements") in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise amended by the terms of this
Amendment, terms used in this Amendment shall have the meanings assigned in the respective Agreements.

SECTION 2. Amendment to Credit Agreement. Effective as of the date hereof, following the execution and delivery of this Amendment, the Credit Agreement shall be amended as follows:

     (a)  Section 1.1 of the Credit Agreement shall by amended by inserting the following definition of "Concentration Accounts":

" Concentration Accounts. The bank accounts to which lessees are instructed to make payments in respect of Eligible Containers and Eligible Chassis. As of the
Restatement Effective Date, the Concentration Accounts are the accounts numbered
40523885 and 35537713 at Citibank, N.A.";

     (b)  Section 1.1 of the Credit Agreement shall be amended by inserting in clause (4) of the term "Eligible Chassis" the words "(exclusive of
          Permitted Liens of the type set forth in clauses (xi)(B) and (xv) of
          Section 9.3)" after the words "except for Permitted Liens";

     (c)  Section 1.1 of the Credit Agreement shall be amended by deleting clause (7) of the term "Eligible Chassis" in its entirety and replacing such clause with the following:

"(7) Such Chassis shall have been designated by a Borrower as an "Eligible
Chassis" hereunder (it being understood that, for the purposes of this clause
(7), a Chassis will be deemed to have been designated by a Borrower as an
"Eligible Chassis" hereunder in the event that such Chassis is so designated in any applicable Loan Request or Asset Base Report or is otherwise so designated on the books and records of such Borrower).";

     (d)  Section 1.1 of the Credit Agreement shall be amended by inserting in clause (5) of the term "Eligible Container" the words "(exclusive of
          Permitted Liens set forth in clauses (xi)(B) and (xv) of Section 9.3)"
          after the words "except for Permitted Liens";

     (e)  Section 1.1 of the Credit Agreement shall be amended by deleting clause (8) of the term "Eligible Container" in its entirety and replacing such clause with the following:

"(8) Such Container shall have been designated by a Borrower as an "Eligible
Container" hereunder (it being understood that, for the purposes of this clause
(8), a Container will be deemed to have been designated by a Borrower as an
"Eligible Container" hereunder in the event that such Container is so designated in any applicable Loan Request or Asset Base Report or is otherwise so designated on the books and records of such Borrower);";

     (f)  Section 1.1 of the Credit Agreement shall be amended by deleting the word "be" before the words "not be included" in the lead-in language to the term "Consolidated Net Income";

     (g)  The definition of "Majority Lenders" in Section 1.1 of the Credit
          Agreement shall be amended in its entirety to read as follows:

"Majority Lenders. As of any date of determination, any Lenders collectively having more than fifty percent (50%) of the sum of the portion of the Aggregate
Commitments unfunded at such date plus the aggregate outstanding principal amount of the Loans or, if the commitment of each Lender to make Loans has been terminated pursuant to Section 13.2, any Lenders collectively holding in the aggregate more than fifty percent (50%) of the outstanding principal amount of the Loans; provided that (i) the Commitment of, and the portion of the outstanding principal amount of the Loans held or deemed held by, any Defaulting
Lender shall be excluded for purposes of making a determination of Majority
Lenders and (ii) in all instances the Majority Lenders shall be comprised of at least two Lenders.";

     (h)  Section 8.1(g) of the Credit Agreement shall be amended by deleting clause (ii) thereof in its entirety and renumbering existing clauses
          (iii) and (iv) as new clauses (ii) and (iii), respectively;

     (i)  Section 8.1 of the Credit Agreement shall be amended by inserting the following paragraph (k) and renumbering existing paragraph (k) new paragraph (l):

" (k) By the last Business Day of each month, an Asset Base Report for the immediately preceding month, substantially in the form of Exhibit A hereto";

     (j)  Section 8.2 of the Credit Agreement shall be amended by inserting "at the expense of the Borrowers" after "under this Section 8.2" and by inserting at the end of such section:

" In addition to the inspections at the expense of the Borrowers listed above, the Administrative Agent shall be permitted to request and perform, on behalf of the Lenders, one additional inspection (which shall not involve a collateral or field audit) during each twelve month period at the expense of the Lenders;
provided that the Administrative Agent shall only request such additional inspection if it is requested by all of the Lenders and further provided that such additional inspection shall be accomplished solely by an independent diligence service selected by the Administrative Agent.";

     (k)  Paragraph (B) of Section 9.2(a) of the Credit Agreement shall be amended by inserting the words "the Obligations and" after the words
          "and the performance of" and by inserting the words "and the other
          Loan Documents" after the words "in this Credit Agreement" and by inserting "and, if the Guaranty is not to continue in effect pursuant to clause (c), the performance of the Guaranty and the obligations of
          TAL Group under the Guaranty (in which case, the Guarantor shall thereafter be released from any and all obligations under the Guaranty and any requirement to maintain a Guaranty under any Loan Document shall terminate and have no further force and effect)" after "on the part of the Borrowers";

(l)      Section 9.2(a) shall be amended by adding the following paragraph (C)
         immediately after paragraph (B):

" (C) shall have authorized the filing of UCC financing statements of the type set forth in the Credit Agreement; and";

     (m)  Section 9.2 of the Credit Agreement shall be amended by inserting the following paragraphs (c) and (d) immediately after paragraph (b):

" (c) The Guaranty shall remain in full force and effect unless, in the case of a Surviving Entity, the Surviving Entity shall (i) after giving effect to such transaction, comply with all of the financial covenants set forth in Section 10 hereof and (ii) thereafter deliver, with respect to the Surviving Entity, financial statements and reports of the type otherwise required to be delivered by TAL Group or the Guarantor hereunder";

     (d) In the case of a transfer to a Surviving Entity, the Surviving Entity shall have delivered to the Administrative Agent an opinion of counsel to the
Surviving Entity stating that in the opinion of such counsel, such transfer shall not have violated the foregoing provisions of this Section 9.2 (it being understood that (x) such opinion of counsel shall be in form and substance, and subject to assumptions and exceptions, that are customary for transaction of this type, and (y) with respect to matters of fact, such opinion of counsel shall be entitled to rely on a certificate from an officer of such Surviving
Entity).";

     (n)  The last paragraph of Section 9.2 of the Credit Agreement shall be amended by inserting the words "or to a Surviving Entity" after the words "to another Borrower";

     (o)  Section 13.1(j) of the Credit Agreement shall be amended by inserting the words "the Pledge Agreement," before the words "the Security
          Agreement";

     (p)  Section 13.1(m) of the Credit Agreement shall be amended by inserting the words "or the Guarantor repudiates its obligations under the
          Guaranty (subject to Section 9.2)" after the words "within its control"; and

     (q)  Section 15.2(i) of the Credit Agreement shall be amended by deleting
          "$15,000,000" and inserting in its place "$5,000,000".

     (r)  Schedule 1 to the Credit Agreement (Funding Commitments of Lenders)
          shall be deemed automatically updated in the event any Eligible
          Assignee becomes a Lender under the Credit Agreement pursuant to the provisions of Section 15.2 thereof, and each Lender's Commitment shall be deemed revised accordingly.

SECTION 3. Amendment to Security Agreement. Effective as of the date hereof, following the execution and delivery of this Amendment, the Security Agreement shall be amended as follows:

     (a)  Section 7.4(a) of the Security Agreement shall be amended by inserting the following at the end of clause (ii) thereof:

"; provided, that all amounts owing of the type described in clause (i) of the definition of "Obligations" shall be paid prior to the payment of amounts owing of the type described in clause (ii) of the definition of "Obligations"";

     (b)  Article VIII of the Security Agreement shall be amended by deleting in the definition of the term "Container Management System" the words
          "the Manager" and inserting in their place the words "TAL
          International Container Corporation and its Affiliates";

     (c)  Section 9.2 of the Security Agreement shall be amended by deleting the words "Section 9.12 hereof" and inserting in their place the words
          "Section 16.12 of the Credit Agreement";

     (d)  Section 9.6(b) of the Security Agreement shall be amended by inserting the words "OR ANY OTHER LOAN DOCUMENT" after the words "IN CONNECTION
          WITH THIS AGREEMENT";

     (e)  Section 9.6(c) of the Security Agreement shall be amended by inserting the words ", THE OTHER LOAN DOCUMENTS" after the words "RELATING TO
          THIS AGREEMENT";

     (f)  Section 9.9 of the Security Agreement shall be amended by deleting the words "lodged with the Borrower" and inserting in their place the words "lodged with each Assignor";

     (g)  The Security Agreement shall be amended by inserting a new Section
          9.12 following Section 9.11 as follows:

" 9.12. Schedule I. Schedule I shall automatically be updated to reflect the designation of additional Eligible Chassis and Eligible Containers in accordance with the terms of the Credit Agreement.";

     (h)  The reference to "Schedule 1" following the Table of Contents in the
          Security Agreement shall be amended to read "Schedule I"; and

     (i)  "Schedule 1" to the Security Agreement shall be amended by deleting
          "Schedule 1" and replacing it with "Schedule I".

SECTION 4. Representations, Warranties and Covenants of the Borrowers. Each
Borrower hereby represents and warrants for itself as of the date hereof (unless otherwise provided):

     (a) It is duly organized and validly existing in good standing (or its equivalent) under the laws of the jurisdiction of its organization, except where the failure to be so duly organized, validly existing and in good standing, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and it is duly qualified to do business in each jurisdiction where the failure to do so would have a Material Adverse Effect;

     (b) It has the corporate power and authority to execute and deliver this
Amendment and to perform its obligations under this Amendment;

     (c) The execution, delivery and performance of this Amendment does not and will not require any consent or approval of any Governmental Authority or any other Person which has not already been obtained or is being obtained herein;

     (d) This Amendment, when duly executed and delivered by the parties hereto, shall be, legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with the terms set forth herein, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

     (e) No Default or Event of Default has occurred and is continuing.

SECTION 5. Representations, Warranties and Covenants of Fortis Capital Corp.
Fortis Capital Corp. hereby represents and warrants that it is the holder of a
Note pursuant to the Credit Agreement in the amount of $175,000,000.00.

SECTION 6. Scope and Effectiveness of Agreement.

     (a) The Effective Date of this Amendment shall be September 15, 2005.

     (b) This Amendment and the agreements set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (c) On and after the execution and delivery hereof, and as of the Effective
Date of this Amendment, (i) this Amendment shall become a part of the Agreements and (ii) each reference in the Agreements to "this Agreement", or "hereof",
"hereunder" or words of like import, and each reference in any other document to the Agreements shall mean and be a reference to such Agreements, as amended or modified hereby.

     (d) Except as expressly amended or modified hereby, the Agreements shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

     (e) Each party hereto agrees and acknowledges that this Amendment constitutes a "Loan Document" under the Credit Agreement.

SECTION 7. Execution in Counterparts, Effectiveness. This Amendment may be
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Facsimile signatures shall be effective as originals.
Delivery of an executed counterpart of this Supplement by facsimile or by electronic means shall be equally effective as of the delivery of an originally executed counterpart.

SECTION 8. Governing Law; Severability. THIS AMENDMENT SHALL BE CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY,
THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE
GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO

THE CONFLICT OF LAWS PRINCIPLES THEREOF. IF ANY PROVISION OF THIS AMENDMENT IS
DEEMED INVALID, IT SHALL NOT AFFECT THE BALANCE OF THIS AMENDMENT. THIS
AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

SECTION 9. Direction.  The Lender directs the Agent to execute this Amendment.

SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY
WAIVES, AS AGAINST THE OTHER PARTY HERETO, ANY RIGHTS IT MAY HAVE TO A JURY
TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT
OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO
THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING IN RESPECT OF THE
NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

SECTION 11. Guarantor. The Guarantor acknowledges and consents to the amendments contained herein.

                               [Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                             TAL INTERNATIONAL CONTAINER
                                             CORPORATION

                                             By: /s/ Brian Sondey
                                                ------------------------------
                                                Name: Brian Sondey
                                                Title: President

                                             TRANS OCEAN LTD.

                                             By: /s/ Brian Sondey
                                                ------------------------------
                                                Name: Brian Sondey
                                                Title: President

                                             TRANS OCEAN CONTAINER
                                             CORPORATION

                                             By: /s/ Brian Sondey
                                                ------------------------------
                                                Name: Brian Sondey
                                                Title President

                                             FORTIS CAPITAL CORP., as
                                             Administrative Agent and as
                                             Collateral Agent

                                             By: /s/ Jose Jimenez
                                                -----------------------------
                                                 Name: Jose Jimenez
                                                 Title: V.P. Controller

LENDERS:                                    FORTIS CAPITAL CORP., as sole Lender

                                            By: /s/ Jose Jimenez
                                               -----------------------------
                                               Name: Jose Jimenez
                                               Title: V.P. Controller

                                            Commitment:  $175,000,000.00

Acknowledged and consented to by:

TAL INTERNATIONAL GROUP, INC.

By: /s/ Brian Sondey
  -----------------------------------
  Name: Brian Sondey
  Title: President